SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                    -------------------------


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                        February 12, 1996
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                (Date of earliest event reported)


                        WITCO CORPORATION
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      (Exact name or registrant as specified in its charter)



   Delaware               1-4654                  13-1870000
---------------        ------------            -----------------
(State or other        (Commission             (I.R.S. Employer
jurisdiction or           File                  Identification
organization)            Number)                   Number)





           One American Way
        Greenwich, Connecticut                           06831
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)




                          (203) 552-2000
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       (Registrant's telephone number, including area code)

Item 5.   Other Events


          On February 12, 1996, Witco Corporation (the "Company") entered into a First Supplemental Indenture dated as of February 1, 1996 (the "Supplemental Indenture"), among the Company, the Chase Manhattan Bank, N.A. ("Chase"), and Fleet National Bank of Connecticut ("Fleet"), to the Indenture dated as of February 1, 1993, between the Company and Chase. The Supplemental Indenture appointed Chase as trustee for the Company's $150,000,000 67/8% Debentures due 2026 and Fleet as trustee for the Company's $150,000,000 61/8% Notes due 2006. A copy of the Supplemental Indenture is attached.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     c.   Exhibits

          4    Supplemental Indenture dated as of February 1,
               1996.

                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WITCO CORPORATION



                                  /s/Dustan E. McCoy
                                  ------------------------------
                                  Name:  Dustan E. McCoy
                                  Title: Vice President, General
                                  Counsel and Secretary


Date:  February 12, 1996

                          Exhibit Index



Exhibit No.                  Exhibit                    Page No.

     4            Supplemental Indenture                    5
                  dated as of February 1, 1996.

                                                   EXECUTION COPY




                         FIRST SUPPLEMENTAL INDENTURE dated as of
                    February 1, 1996 (this "Supplemental
                    Indenture"), made and entered into by and among WITCO CORPORATION, a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK, N.A., a national banking association (the "Initial Trustee"), and FLEET NATIONAL BANK OF CONNECTICUT, a national banking association (the "Note Trustee"), to the Indenture dated as of February 1, 1993, between the Company and the Initial Trustee (the "Indenture"). Unless otherwise indicated, definitions used in this Supplemental Indenture shall have the meanings ascribed to them in the Indenture.


          WHEREAS, the Company entered into the Indenture with the Initial Trustee, as Trustee, for the purpose of issuing unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more series, in such principal amount or amounts as may from time to time be authorized by or pursuant to the authority granted in one or more resolutions of the Board of Directors of the Company; and

          WHEREAS, the Company has previously issued pursuant to the Indenture the series of Securities denominated as "6.60% Notes due April 1, 2003" and the series of Securities denominated as "7.75% Debentures due April 11, 2023" with respect to which the Initial Trustee currently serves as Trustee; and

          WHEREAS, the Company proposes to issue a series of Securities denominated as its "61/8% Notes due 2006" (the
"Notes") and a series of Securities denominated as its "67/8%
Debentures due 2026" (the "Debentures"); and

          WHEREAS, the Company desires to fix and determine the terms of the Notes and the Debentures pursuant to Section 301 of the Indenture and to confirm the appointment of the Initial Trustee as Trustee for the Debentures and to provide for the appointment of the Note Trustee as the Trustee for the Notes;


          NOW, THEREFORE, in consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to provide for the appointment of, and to secure the agreement of, the Note Trustee to act as a successor Trustee for the Notes, and in order to confirm the appointment of, and to secure the agreement of, the Initial Trustee to act as Trustee for the Debentures, each of the Company, the Note Trustee and the Initial Trustee, for itself and its successors, does hereby covenant and agree as follows:

          Section 1. The terms of the Notes shall be as set forth in Annex I to this Supplemental Indenture.

          Section 2. The terms of the Debentures shall be as set forth in Annex II to this Supplemental Indenture.

          Section 3. The Company hereby appoints the Note Trustee as a successor Trustee for the Notes under the Indenture and as its agent to receive all the presentations, surrenders, notices and demands referred to in the Indenture with respect to the Notes. The Note Trustee hereby accepts the foregoing appointment, and agrees to act as Trustee for the Notes and as agent for the foregoing purposes, and, as such, agrees to become a party to, and be bound by the terms and provisions of, the Indenture as supplemented hereby and to assume all the trusts, duties and obligations of a Trustee thereunder with respect to the Notes, it being understood that the Note Trustee shall be entitled to all the rights, immunities, protections and exculpations and the standard of care made available to a Trustee under the Indenture.

          Section 4. The Company and the Initial Trustee hereby confirm that the Initial Trustee shall remain the sole Trustee for all series of Securities outstanding as of the date hereof under the Indenture other than the Notes, with all the rights, powers, trusts, duties and obligations of a Trustee under the Indenture.

          Section 5. Each of the parties to this Supplemental Indenture agrees and understands that (i) nothing in this Supplemental Indenture or the Indenture shall establish the Note Trustee and the Initial Trustee as co-trustees of the same trust and that (ii) each Trustee shall be trustee of a trust or trusts under the Indenture as hereby supplemented separate and apart from any trust or trusts administered by any other Trustee.

          Section 6. Notwithstanding the provisions of Section 609 of the Indenture, the Corporate Trust Office of the Note Trustee at the date of execution of this Supplemental Indenture is located at 777 Main Street, Hartford, Connecticut, 06115, and all references in the Indenture to the "Corporate Trust Office" of the Note Trustee shall be deemed to refer to such office in Hartford, Connecticut. Communications may be directed to the Note Trustee in the City of New York at 40 Broad Street, New York, N.Y. 10004, Attention: Mari-Elna DeGuia, or such other address in the City of New York as the Note Trustee shall designate to the Company.

          Section 7. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          Section 8. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          Section 9. Nothing in this Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the holders of the Notes and Debentures, any benefit or any legal or equitable right, remedy, claim under this Supplemental Indenture.

          Section 10. This Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and this Supplemental Indenture for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

          Section 11. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                  WITCO CORPORATION,

                                  by /s/Dustan E. McCoy
                                    ----------------------------
[Seal]

Attest:


   /s/Geraldine J. Eustace
-----------------------------

                                  FLEET NATIONAL BANK OF
                                  CONNECTICUT, as Trustee

                                  by /s/Michael M. Hopkins
                                    ----------------------------

[Seal]

Attest:


   /s/Susan T. Keller
-----------------------------


                                  THE CHASE MANHATTAN BANK, N.A.,
                                  as Trustee

                                  by /s/Sheik Wiltshire
                                    ----------------------------

[Seal]

Attest:


   /s/G. Richards
-----------------------------

STATE OF CONNECTICUT,)
                     ) ss:
COUNTY OF FAIRFIELD, )


          On the 9th day of February, 1996, before me personally came Dustan E. McCoy, to me known, who, being by me duly sworn, did depose and say that he is Vice President, Corporate Secretary and General Counsel of Witco Corporation, one of the parties described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                  /s/Geraldine J. Eustace
                                  ------------------------------

[Notarial Seal]


STATE OF CONNECTICUT,)
                     ) ss:
COUNTY OF HARTFORD  ,)


          On the 9th day of February, 1996, before me personally came Michael M. Hopkins, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Fleet National Bank of Connecticut, one of the parties described in and which executed the foregoing instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said national banking association, and that he signed his name thereto by like authority.


                                  /s/Karen R. Felt
                                  ------------------------------

[Notarial Seal]

STATE OF NEW YORK,)
                  ) ss:
COUNTY OF KINGS,  )


          On the 12th day of February, 1996, before me personally came S. Wiltshire, to me known, who, being by me duly sworn, did depose and say that he is Second Vice President of The Chase Manhattan Bank, N.A., one of the parties described in and which executed the foregoing instrument; that he knows the seal of said national banking association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the By-laws of said national banking association, and that he signed his name thereto by like authority.


                                  /s/Margaret M. Price
                                  ------------------------------

[Notarial Seal]

                                                          Annex I




          61/8% NOTES DUE 2006 OF WITCO CORPORATION

               (1) Title: 61/8% Notes due 2006;

               (2) Aggregate Principal Amount: limited to

          $150,000,000;

               (3) Date of Maturity: February 1, 2006;

               (4) Interest Rate: 61/8% per annum;

               (5) Interest Payment Dates: semiannually on

          February 1 and August 1 of each year, beginning

          August 1, 1996;

               (6) Date from which interest shall accrue:

          February 12, 1996;

               (7) Regular Record Dates: January 15 and July

          15 of each year, beginning July 15, 1996;

               (8) Place of Payment of Principal and

          Interest: the Depositary's (as defined below)

          place of record keeping;

               (9) Optional Redemption: None;

              (10) Sinking Fund: None;

              (11) Denominations: to be issued only in

          denominations of $1,000 and integral multiples thereof;

               (12) Defeasance and Covenant Defeasance:

          Sections 1302 and 1303 of the Indenture will be

          applicable;

               (13) Global Securities: The Notes will be issued

          in the form of Global Securities (as defined in the

          Indenture) that will be deposited with, or on behalf

          of, The Depository Trust Company, New York, New York

          (the "Depositary"), and registered in the name of the

          Depositary's nominee.

                                                         Annex II

           67/8% DEBENTURES DUE 2026 OF WITCO CORPORATION

               (1) Title: 67/8% Debentures due 2026;

               (2) Aggregate Principal Amount: limited to

          $150,000,000;

               (3) Date of Maturity: February 1, 2026;

               (4) Interest Rate: 67/8% per annum;

               (5) Interest Payment Dates: semiannually on

          February 1 and August 1 of each year, beginning

          August 1, 1996;

               (6) Date from which interest shall accrue:

          February 12, 1996;

               (7) Regular Record Dates: January 15 and July 15

          of each year, beginning July 15, 1996;

               (8) Place of Payment of Principal and Interest:

          the Depositary's (as defined below) place of record

          keeping;

               (9) Optional Redemption: None;

              (10) Sinking Fund: None;

              (11) Denominations: to be issued only in

          denominations of $1,000 and integral multiples thereof;

               (12) Defeasance and Covenant Defeasance:

          Sections 1302 and 1303 of the Indenture will be

          applicable;

               (13) Global Securities: The Debentures will be

          issued in the form of Global Securities (as defined

          in the Indenture) that will be deposited with, or on

          behalf of, The Depository Trust Company, New York,

          New York (the "Depositary"), and registered in the

          name of the Depositary's nominee.